EXHIBIT 99.3
VOTING AGREEMENT
     This VOTING AGREEMENT (this “Agreement”) is entered into effective as of November ___, 2008, by and between Novafora, Inc., a Delaware corporation (“Acquiror”), and the undersigned stockholder (“Stockholder”) of Transmeta Corporation, a Delaware corporation (the “Company”). Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).
RECITALS
     A. The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Acquiror to enter into that certain Agreement and Plan of Merger, dated on or about November ___, 2008 (the “Merger Agreement”), by and among Acquiror, Transformer Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Acquiror (“Sub”), and the Company, pursuant to which the Company will merge with and into Sub (the “Merger”), and Sub will survive the Merger and the separate corporate existence of the Company will cease.
     B. Stockholder understands and acknowledges that the Company and Acquiror are entitled to rely on (i) the truth and accuracy of Stockholder’s representations contained herein and (ii) Stockholder’s performance of the obligations set forth herein.
     NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Restrictions on Shares.
          (a) Prior to the Expiration Date, except as contemplated by the Proxy attached hereto, Stockholder shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust, enter into a voting agreement (other than this Agreement) or similar arrangement or commitment with respect to any of the Shares. As used herein, the term “Expiration Date” shall mean the close of business on the earlier of (i) the Effective Time, (ii) the date and time of the termination of the Merger Agreement in accordance with its terms, (iii) such date and time designated by Acquiror in a written notice to Stockholder and (iv) the date and time the Merger Agreement is amended in any manner adverse to the Stockholder (including, for purposes of clarity, any reductions in the price payable for the Shares or the form of consideration to be paid by Acquiror in the Merger).
          (b) Prior to the Expiration Date, Stockholder shall not, directly or indirectly, take any action (other than any action of the Stockholder, in such Stockholder’s capacity as a director or officer of the Company, in the exercise of such Stockholder’s fiduciary duties with respect to an Acquisition Proposal or Superior Offer in compliance with the terms of the Merger Agreement) that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of Stockholder to perform its obligations under this Agreement.

          (c) Any shares of Company Common Stock or other securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires voting rights after the date of this Agreement and prior to the Expiration Date, including pursuant to the exercise of options or warrants to purchase Shares (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.
     2. Agreement to Vote Shares.
          (a) Prior to the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to any of the following matters, Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3 below) and to the extent that Stockholder is entitled to vote such Shares, the Shares and any New Shares in favor of adoption of the Merger Agreement, and against any Acquisition Proposal (as such term is defined in Exhibit A to the Merger Agreement).
          (b) Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict Stockholder from (i) acting in Stockholder’s capacity as an officer or director of the Company, including in the exercise of such Stockholder’s fiduciary duties with respect to an Acquisition Proposal or Superior Offer in compliance with the terms of the Merger Agreement, or (ii) voting in Stockholder’s sole discretion on any matter other than matters referred to in Section 2(a) hereof, to the extent applicable.
     3. Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder shall deliver to Acquiror a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”), which proxy is coupled with an interest sufficient in law to support an irrevocable proxy, and, until the Expiration Date, shall be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company with respect to the matters contemplated by Section 2 covering the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement by Stockholder, (i) Stockholder hereby revokes any and all prior proxies (other than the Proxy) given by Stockholder with respect to the subject matter contemplated by Section 2, and (ii) Stockholder shall not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of Section 2, until after the Expiration Date.
     4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Acquiror as follows:
          (a) As of the date of this Agreement, Stockholder is the beneficial or record owner of, or exercises voting power over, that number of shares of Company Common Stock set forth on the signature page hereto (all such shares owned beneficially or of record by

Stockholder, or over which Stockholder exercises voting power, on the date hereof, collectively, the “Shares”). As of the date of this Agreement, the Shares constitute Stockholder’s entire interest in the outstanding shares of Company Common Stock and Stockholder is not the beneficial or record holder of, and does not exercise voting power over, any other outstanding shares of capital stock of the Company. As of the date of this Agreement, no person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the Shares (other than, (i) if Stockholder is a partnership, the rights and interest of persons and entities that own partnership interests in Stockholder under the partnership agreement governing Stockholder and applicable partnership law or (ii) if Stockholder is a married individual and resides in a State with community property laws, the community property interest of his or her spouse to the extent applicable under such community property laws). The Shares are and will be at all times up until the Expiration Date (or for so long as the Stockholder beneficially owns the Shares) free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder’s voting rights, charges and other encumbrances of any nature that would adversely affect the exercise or fulfillment of the rights and obligations of the parties to this Agreement. Stockholder’s principal residence or place of business is set forth on the signature page hereto.
          (b) Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Acquiror, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity.
          (c) The execution and delivery of this Agreement does not, and the performance by Stockholder of its agreements and obligations hereunder will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or require notice to or the consent of any person under, any agreement, law, rule, regulation, judgment, order or decree by which Stockholder is bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay Stockholder from performing his, her or its obligations under this Agreement.
          (d) Stockholder makes no agreement or understanding herein as a director or officer of the Company. Stockholder signs solely in Stockholder’s capacity as a record holder and beneficial owner, as applicable, of Shares, and nothing herein shall limit or affect any actions taken in Stockholder’s capacity as an officer or director of the Company. Without limiting the generality or effect of the foregoing, if the Stockholder is a director of the Company, nothing herein shall prevent the Stockholder from taking any action solely in such Stockholder’s capacity as a director of the Company in the exercise of such director’s fiduciary duties with respect to an Acquisition Proposal or Superior Offer in compliance with the terms of the Merger Agreement, and none of such actions taken in accordance with the provisions of this Section 4(d) or in accordance with the provisions of the Merger Agreement shall be deemed to constitute a breach of this Agreement.
     5. Consent and Waiver. Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company Board of Directors’ actions in approving and recommending the Merger, the consummation of the Merger and the other transactions provided for in the Merger Agreement, or to seek damages or other legal or equitable relief in connection therewith. From and after the Effective Time, Stockholder’s right to receive cash on the terms and subject to the conditions set forth in the Merger Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Acquiror in respect of Stockholder’s ownership of the Shares or status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Shares or Stockholder’s status as a stockholder of the Company.
     6. Confidentiality. Stockholder shall hold any information regarding this Agreement and the Merger in strict confidence and shall not divulge any such information to any third person until the Acquiror has publicly disclosed the Merger except as required by law or as required pursuant to Stockholder’s fiduciary duties as a director of the Company, if applicable.
     7. Appraisal Rights. Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Merger.
     8. Representations and Warranties of Acquiror. Acquiror hereby represents and warrants to Stockholder as follows: (i) Acquiror has full power and authority to make, enter into and carry out the terms of this Agreement; (ii) this Agreement has been duly and validly executed and delivered by Acquiror and constitutes a valid and binding agreement of Acquiror enforceable against Acquiror in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity; and (iii) the execution and delivery of this Agreement and the performance by Acquiror of or its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Acquiror is a party or by which Acquiror (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Acquiror’s ability to perform its obligations under this Agreement or render inaccurate any of the representations made by Acquiror herein.
     9. Miscellaneous.
          (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on (i) the date of delivery, if delivered personally or by commercial delivery service, or (ii) on the date of confirmation of receipt (or the next Business Day, if the date of confirmation of receipt is not a Business Day), if sent via facsimile (with confirmation of receipt), to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(i)	if to Acquiror, to:

Novafora, Inc. 2460 N. 1st Street, Suite 200 San Jose, CA 95131 Attn: Zaki Rakib, CEO

with a copy (which shall not constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive Menlo Park, CA 94025 Attn: Anthony J. McCusker Fax: (650) 321-2800

(ii)	if to Stockholder, to the address set forth for the Stockholder on the signature page hereof.

with a copy (which shall not constitute notice) to:

Fenwick & West LLP 801 California Street Mountain View, CA 94041 Attention: Mark A. Leahy, Esq. Facsimile No.: (650) 938-5200 Telephone No.: (650) 988-8500

and to :

Peter J. Tennyson Paul, Hastings, Janofsky, & Walker LLP 695 Town Center Drive Costa Mesa, California 92626 Fax; 714 979 1921
          (b) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein or in the Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation of this Agreement or the Proxy, Acquiror shall have the right to enforce such covenants and agreements and the Proxy by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.
          (c) Counterparts. This Agreement may be executed via facsimile and in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties hereto; it being understood that all parties need not sign the same counterpart.
          (d) Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (including, without limitation, the Proxy) (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise without the prior written consent of the other party hereto.
          (e) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
          (f) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.
          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law.
          (h) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.
          (i) Additional Documents, Etc. Stockholder hereby agrees that between the date hereof and the Expiration Date, Stockholder shall execute and deliver any additional documents that are, in the written opinion of the outside counsel of Acquiror, necessary to carry out the purpose and intent of this Agreement and that are reasonably required for the consummation of the Merger. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Acquiror to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and

Acquiror may rely upon such delivery as conclusively evidencing the consents and waivers of Stockholder referred to in Section 5.
          (j) Termination. This Agreement shall terminate and shall have no further force or effect from and after the Expiration Date, and thereafter there shall be no liability or obligation on the part of the Stockholder, provided, that no such termination shall relieve any party from liability for any breach of this Agreement prior to such termination.
          (k) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

NOVAFORA, INC.

By:

Name:
Title:	President

STOCKHOLDER:

Riley Investment Partners Master Fund, L.P.
By: Riley Investment Management LLC, its General Partner

By:
Bryant R. Riley, Managing Member

Riley Investment Management LLC

By:
Bryant R. Riley, Managing Member

B. Riley & Co, LLC

By:
Bryant R. Riley, Chairman

B. Riley & Co. Retirement Trust

By:
Bryant R. Riley, Trustee 11100 Santa Monica Blvd., Ste. 800
Los Angeles, CA 90025
Shares beneficially owned on the date hereof:
                                        shares of Company Common Stock
Signature Page to Voting Agreement

EXHIBIT A
IRREVOCABLE PROXY
TO VOTE STOCK OF
TRANSMETA CORPORATION
     The undersigned stockholder of Transmeta Corporation, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by applicable law) appoints Zaki Rakib of Novafora, Inc., a Delaware corporation (“Acquiror”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this “Irrevocable Proxy.” The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the signature page of the Voting Agreement, as described below. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies or enter into any agreement or understanding with any Person (as defined in the Merger Agreement (as defined below)) to vote or give instructions with respect to the Shares and New Shares (as defined in the Voting Agreement) in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Date (as defined below).
     Until the Expiration Date, this Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest, is granted pursuant to that certain Voting Agreement dated as of even date herewith by and between Acquiror and the undersigned, and is granted in consideration of Acquiror entering into that certain Agreement and Plan of Merger, dated on or about November ___, 2008, by and among Acquiror, Transformer Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Acquiror (“Merger Sub”) and the Company (the “Merger Agreement”), pursuant to which the Company will merger with and into Merger Sub (the “Merger”), and Merger Sub will survive the Merger and the separate corporate existence of the Company will cease. As used herein, the term “Expiration Date” shall mean the close of business on the earlier of (i) the Effective Time, (ii) the date and time of the termination of the Merger Agreement in accordance with its terms, (iii) such date and time designated by Acquiror in a written notice to Stockholder and (iv) the date and time the Merger Agreement is amended in any manner adverse to the Stockholder (including, for purposes of clarity, any reductions in the price payable for the Shares or the form of consideration to be paid by Acquiror in the Merger).
     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: (i) in favor of adoption of the Merger Agreement and (ii) against any Acquisition Proposal (as such term is defined in Exhibit A to the Merger Agreement).
     The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.
     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
     This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable. This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of Acquiror. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.
Dated: November ___, 2008

Riley Investment Partners Master Fund, L.P.
By: Riley Investment Management LLC, its General Partner

By:
Bryant R. Riley, Managing Member

Riley Investment Management LLC

By:
Bryant R. Riley, Managing Member

B. Riley & Co, LLC

By:
Bryant R. Riley, Chairman

B. Riley & Co. Retirement Trust

By:
Bryant R. Riley, Trustee

11100 Santa Monica Blvd., Ste. 800
Los Angeles, CA 90025
Signature Page to Irrevocable Proxy